Exhibit 10.26Z

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-THIRD AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twenty-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided the Statement Emulation API for Customer’s use, pursuant to the Agreement, as more particularly described in that certain Third Amendment to the Agreement executed by the parties as of September 12, 2017 (CSG document no. 4117360); and

WHEREAS, Customer has requested and CSG has agreed to provide Near Real Time Digital Billing Composition Service to Customer’s Connected Subscribers and Non-ACP Subscribers; and

WHEREAS, CSG and Customer acknowledge and agree that CSG’s Near Real Time Digital Billing Composition Service provides similar and additional functionality to the Statement Emulation API that is currently provided to Customer’s Connected Subscribers, as it includes additional use cases and Customer opportunities; and

WHEREAS, Customer has requested and CSG has agreed to terminate the Statement Emulation API for Customer’s use following receipt of Customer’s request therefor.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date (as defined below).

1.

Upon CSG’s receipt of Customer’s intent to terminate provided by Customer to CSG upon not less than [****** (**) *****] prior written notice (email is sufficient), the Statement Emulation API shall no longer be available to Customer [********* ** ** *** **** *** ** *** ***** ** ***** **** *********** ** **********] (the “API Termination Date”) and CSG shall invoice Customer and Customer shall pay the Statement Emulation API Transaction Fees due to CSG as of the API Termination Date.

Exhibit 10.26Z

2.

Customer desires to use and CSG agrees to provide to Customer, for Customer’s Connected Subscribers and Non-ACP Subscribers, CSG’s Near Real Time Digital Billing Composition Service.  Therefore, upon execution of this Amendment the following change is hereby made to the Agreement:

a)

Exhibit C-2, “Print and Mail Services,” of Schedule C, “Recurring Services,” of the Agreement shall be amended to add Near Real Time Digital Billing Composition Service as a new Section 14, as follows:

14.“Near Real Time Digital Billing Composition Service.  Near Real Time Digital Billing Composition Service will enable composition of Customer’s Connected Subscribers’ and Non-ACP Subscribers’ (collectively, for purposes of Near Real Time Digital Billing Composition Service, the “Subscribers”) off-billing cycle digital statements when a triggering order event occurs that will enable Customer to present a digital representation of the statement to a Subscriber.  Such digital representation will be generated from a single composition interface in which billing information is composed in the style format of a statement.  The digital representation of the statements will be accessible via an API for retrieval by Customer and electronic delivery to Customer’s Subscribers upon the “triggering order event” and will include estimated taxes; usage to-date, one-time events, such as pay per view, and statement messages, will not be included in the off-billing cycle digital statements.

For purposes of this Service Description, the “triggering order event” or “triggering order events,” as the case may be, shall include:

Event	Description
[*** *******]	[*** ******* ******* ****** *** *** ******* ***** ** ********]
[*** ******* ******]	[*** ******* ******* ****** **** ********** ****** ** *** ******* ** *******]
[*** ******* ******]	[*** ******* ******* ******* ************ ********]
[****** ** *******]	[******* ****** ******* ** ****** ** ****** ******* ** *******]
[******* ***** *******]	[******* ****** ** * ******* ******* ************ *******]
[****** ** ******* ******]	[******* ****** ************ ********]
[***************]	[*************** ******* ****** ** ***** *** “****” ******** **** *** ********** ******** *** ********* ** ************ *** ****** ****** *** *** ******* ** *** “**” *******]
[**********]	[********** ******* ****** ********* ** ***** ** *** ****** ****** *** **** ******* *****]

Triggering order events may be updated in any subsequent Statement of Work to be executed by the parties prior to such implementation.

Requests sent by Customer for Near Real Time Digital Billing Composition Service shall be coded to the applicable data format provided by CSG for use cases requested by Customer.

For Non-ACP Subscribers, Customer shall be responsible for providing connectivity and all such required billing data information from any Customer third party billing platform to CSG that will allow request/retrieval of any agreed triggering order event for delivery of off-billing cycle digital statement.

3.

As a result, following implementation, Schedule F, “Fees,” Section 1, "CSG Services," Subsection III, “Payment Procurement,” Subsection A., “Direct Solutions (Print and Mail),” of the Agreement shall be amended to add the following new subsection 15:

Exhibit 10.26Z

Description of Item/Unit of Measure	Frequency	Fee
15. Near Real Time Digital Billing Composition Service
a. Near Real Time Digital Billing Composition Service Implementation Fees (Note 33)	[********]	[*****]
b. Near Real Time Digital Billing Composition Service Transaction Fees ([********* ** ******* *** ***********]) (Note 34) (Note 35) (Note 36)	[*******]
i. [*] to [*********] transactions	[*******]	$[*********]
ii. [*********] to [**********] transactions	[*******]	$[*********]
iii. [**********] to [**********] transactions	[*******]	$[*********]
iv. [******* **** **********] transactions		[*****]

Note 33: Implementation, configuration testing and deployment of Near Real Time Digital Billing Composition Service for Customer’s Connected Subscribers and Non-ACP Subscribers will be set forth in that certain Statement of Work entitled "Implement Near Real Time Digital Billing Composition Service" (CSG document no. 4126888) (the "Near Real Time Digital Billing Composition SOW").  Additional Use Cases, not specified in the Near Real Time Digital Billing Composition SOW approved in the Approved Design Document therein, will require a separate Statement of Work and may incur implementation fees as additional functionality/enhancements to the Near Real Time Digital Billing Composition Services.

Note: 34:  Transaction volume shall be calculated based on the number of messages received into the Near Real Time Digital Billing Composition Service initiated from upstream or downstream systems, Products, Services or applications on a monthly basis.  A “transaction” for the purpose of this Service is defined as an initiator of processing execution for the Near Real Time Digital Billing Composition Service.  “Upstream” for the purpose of the Digital Billing Composition Service is defined as a system which will initiate communication to the Near Real Time Digital Billing Composition Service and “downstream” for the purpose of this Service is defined as a system from which the Near Real Time Digital Billing Composition Service will initiate communication.  Batch file processing shall count each record as an individual transaction.

Note 35: The Near Real Time Digital Billing Composition Service Transaction Fee shall be a cumulative calculation based upon the applicable month’s transactions.  For example, [** ****** * ***] ([*]) [***** ****** ********** *********** ***** ** *** *******] ([*********]) [************], [******** **** ** ********] $[*********]; [** ********** *********** ***** ** *** ******* **** ******* ********] ([*********]) [************], [******** **** ** ********] $[*********]. If in a subsequent month Customer’s transaction count decreases to a [*****] tier, Customer will be invoiced the [*****] amount based on the [******] number of transactions in such month.

Note 36:   Customer agrees to utilize Near Real Time Digital Billing Composition Service in production for a minimum of [**********] ([**]) [*********** ******] (the “Minimum Use Period”).   If Customer fails to achieve the Minimum Use Period as a result of discontinued use or as a result of the expiration of the Term of the Agreement, in addition to all other amounts then due and owing to CSG, Customer will pay to CSG an amount equal to the then-current lowest monthly tier level times the number of months remaining in the Minimum Use Period.  For clarification purposes and as an example, [** ******** ************ *** ** **** **** **** ******* ******* *********** ******* ***********] ([**]) [****** ***** ************ ** *** *******], [******** ****** ** *** *** *** *** ********** ******] ([**]) [****** ** *** **** ******* ****** ******* **** *****] ([***** ******] ([**]) [* *** ****** ******* **** *****]).

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: SVP – Billing	Title: Gregory L. Cannon
Name: Mike Ciszek	Name: SVP, General Counsel & Secretary
Date: 7/2/19	Date: Jul 5, 2019